Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, Millions of Dollars Except Per Share Amounts)

	THIRD QUARTER		YEAR TO DATE
	2012	2011	2012	2011
NET SALES	$2,786.7	$2,619.7	$8,253.8	$7,584.5

COSTS AND EXPENSES
Cost of sales	1,777.2	1,651.4	5,235.9	4,775.9

Gross margin	1,009.5	968.3	3,017.9	2,808.6
% to Net Sales	36.2%	37.0%	36.6%	37.0%

Selling, general and administrative	655.7	639.7	2,004.7	1,871.6
% to Net sales	23.5%	24.4%	24.3%	24.7%

Operating margin	353.8	328.6	1,013.2	937.0
% to Net sales	12.7%	12.5%	12.3%	12.4%

Other - net	122.5	89.6	294.2	201.7
Restructuring charges	53.4	14.9	114.1	49.2

Income from operations	177.9	224.1	604.9	686.1

Interest - net	34.1	26.8	97.6	83.2

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	143.8	197.3	507.3	602.9
Income taxes on continuing operations	28.8	35.1	116.7	86.0

NET EARNINGS FROM CONTINUING OPERATIONS	115.0	162.2	390.6	516.9

Less: net (loss) earnings attributable to non-controlling interests	(0.2)	0.7	(1.2)	0.4

NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	115.2	161.5	391.8	516.5

Net loss from discontinued operations before income taxes	—	(8.7)	—	(7.6)
Income tax benefit on discontinued operations	—	(1.8)	—	(1.7)

NET LOSS FROM DISCONTINUED OPERATIONS	—	(6.9)	—	(5.9)

NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$115.2	$154.6	$391.8	$510.6

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.71	$0.98	$2.39	$3.10
Discontinued operations	—	(0.04)	—	(0.04)

Total basic earnings per share of common stock	$0.71	$0.94	$2.39	$3.06

DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$0.69	$0.96	$2.34	$3.02
Discontinued operations	—	(0.04)	—	(0.04)

Total diluted earnings per share of common stock	$0.69	$0.92	$2.34	$2.99

DIVIDENDS PER SHARE	$0.49	$0.41	$1.31	$1.23

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	162,990	164,962	163,835	166,524

Diluted	166,043	168,896	167,568	170,976

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Millions of Dollars)

	(Unaudited) September 29, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$769.5	$906.9
Accounts and notes receivable, net	1,829.9	1,553.2
Inventories, net	1,702.0	1,438.6
Other current assets	452.5	424.0

Total current assets	4,753.9	4,322.7

Property, plant and equipment, net	1,385.5	1,250.9
Goodwill and other intangibles, net	10,694.5	10,037.1
Other assets	280.3	338.3

Total assets	$17,114.2	$15,949.0

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,545.3	$526.6
Accounts payable	1,489.2	1,312.6
Accrued expenses	1,635.8	1,429.3

Total current liabilities	4,670.3	3,268.5

Long-term debt	2,728.9	2,925.8
Other long-term liabilities	2,451.1	2,687.9
Stanley Black & Decker, Inc. shareowners’ equity	7,204.4	7,003.6
Non-controlling interests’ equity	59.5	63.2

Total liabilities and equity	$17,114.2	$15,949.0

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

SUMMARY OF CASH FLOW ACTIVITY

(Unaudited, Millions of Dollars)

	THIRD QUARTER		YEAR TO DATE
	2012	2011	2012	2011
OPERATING ACTIVITIES
Net earnings from continuing operations	$115.0	$162.2	$390.6	$516.9
Net loss attributed to discontinued operations	—	(6.9)	—	(5.9)
Depreciation and amortization	105.8	100.3	330.6	298.0
Changes in working capital[1]	(174.8)	(13.8)	(286.0)	(72.0)
Other	105.2	(85.9)	(17.1)	(281.4)

Net cash provided by operating activities	151.2	155.9	418.1	455.6

INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(89.0)	(58.4)	(259.5)	(196.4)
Business acquisitions	(106.4)	(1,013.1)	(695.1)	(1,177.7)
Proceeds from sale of assets/businesses	2.3	2.5	8.6	28.5
Proceeds from issuance of common stock	27.4	17.0	102.9	102.4
Net short-term borrowings (repayments)	527.4	(68.8)	1,316.3	556.0
Cash dividends on common stock	(82.5)	(69.1)	(221.3)	(206.6)
Payments on long-term debt	(900.9)	(1.8)	(1,222.0)	(403.2)
Premium paid on debt extinguishment	(91.0)	—	(91.0)	—
Purchase of common stock for treasury	—	(0.1)	(217.8)	(6.2)
Proceeds from long-term borrowings	729.4	0.9	729.4	21.4
Other	23.8	(29.2)	(6.0)	(66.4)

Net cash provided by (used in) investing and financing activities	40.5	(1,220.1)	(555.5)	(1,348.2)

Increase (Decrease) in Cash and Cash Equivalents	191.7	(1,064.2)	(137.4)	(892.6)

Cash and Cash Equivalents, Beginning of Period	577.8	1,914.4	906.9	1,742.8

Cash and Cash Equivalents, End of Period	$769.5	$850.2	$769.5	$850.2

[1]	The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

BUSINESS SEGMENT INFORMATION

(Unaudited, Millions of Dollars)

	THIRD QUARTER		YEAR TO DATE
	2012	2011	2012	2011
NET SALES

Construction & DIY	$1,376.1	$1,337.6	$3,991.5	$3,912.8
Security	789.7	648.2	2,344.7	1,811.2
Industrial	620.9	633.9	1,917.6	1,860.5

Total	$2,786.7	$2,619.7	$8,253.8	$7,584.5

SEGMENT PROFIT
Construction & DIY	$200.3	$169.8	$564.6	$516.9
Security	120.2	107.3	319.2	283.8
Industrial	95.1	106.8	314.1	308.7

Segment Profit	415.6	383.9	1,197.9	1,109.4
Corporate Overhead	(61.8)	(55.3)	(184.7)	(172.4)

Total	$353.8	$328.6	$1,013.2	$937.0

Segment Profit as a Percentage of Net Sales
Construction & DIY	14.6%	12.7%	14.1%	13.2%
Security	15.2%	16.6%	13.6%	15.7%
Industrial	15.3%	16.8%	16.4%	16.6%

Segment Profit	14.9%	14.7%	14.5%	14.6%
Corporate Overhead	(2.2%)	(2.2%)	(2.2%)	(2.2%)

Total	12.7%	12.5%	12.3%	12.4%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars Except Per Share Amounts)

	THIRD QUARTER 2012
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[2]
Gross margin	$1,009.5	$11.6	$1,021.1
% to Net Sales	36.2%		36.6%

Selling, general and administrative	655.7	(38.9)	616.8
% to Net Sales	23.5%		22.1%

Operating margin	353.8	50.5	404.3
% to Net Sales	12.7%		14.5%

Earnings from continuing operations before income taxes	143.8	161.3	305.1

Income taxes on continuing operations	28.8	44.4	73.2

Net earnings from continuing operations	115.2	116.9	232.1

Diluted earnings per share of common stock	$0.69	$0.71	$1.40

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

[2]

The normalized 2012 and 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

	THIRD QUARTER 2011
	Reported	Merger & Acquisition- Related Charges[3]	Normalized[4]
Gross margin	$968.3	$15.4	$983.7
% to Net Sales	37.0%		37.5%

Selling, general and administrative	639.7	(21.8)	617.9
% to Net Sales	24.4%		23.6%

Operating margin	328.6	37.2	365.8
% to Net Sales	12.5%		14.0%

Earnings from continuing operations before income taxes	197.3	85.7	283.0

Income taxes on continuing operations	35.1	22.1	57.2

Net earnings from continuing operations	161.5	63.6	225.1

Diluted earnings per share of common stock	$0.96	$0.37	$1.33

[3]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[4]

The normalized 2012 and 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[2]
Gross margin	$3,017.9	$25.8	$3,043.7
% to Net Sales	36.6%		36.9%

Selling, general and administrative	2,004.7	(101.2)	1,903.5
% to Net Sales	24.3%		23.1%

Operating margin	1,013.2	127.0	1,140.2
% to Net Sales	12.3%		13.8%

Earnings from continuing operations before income taxes	507.3	324.0	831.3

Income taxes on continuing operations	116.7	78.5	195.2

Net earnings from continuing operations	391.8	245.5	637.3

Diluted earnings per share of common stock	$2.34	$1.46	$3.80

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges. Other charges relate to the loss on extinguishment of debt.

[2]

The normalized 2012 and 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges as well as charges associated with the loss on extinguishment of debt.

	YEAR TO DATE 2011
	Reported	Merger & Acquisition- Related Charges[3]	Normalized[4]
Gross margin	$2,808.6	$26.5	$2,835.1
% to Net Sales	37.0%		37.4%

Selling, general and administrative	1,871.6	(55.6)	1,816.0
% to Net Sales	24.7%		23.9%

Operating margin	937.0	82.1	1,019.1
% to Net Sales	12.4%		13.4%

Earnings from continuing operations before income taxes	602.9	172.5	775.4

Income taxes on continuing operations	86.0	25.6	111.6

Net earnings from continuing operations	516.5	146.9	663.4

Diluted earnings per share of common stock	$3.02	$0.86	$3.88

[3]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[4]

The normalized 2012 and 2011 information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s margin and earnings results aside from the material impact of the merger & acquisition-related charges.

STANLEY BLACK & DECKER INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	THIRD QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$151.2	83.5	$234.7
Less: capital and software expenditures	(89.0)	23.2	(65.8)

Free Cash Inflow (before dividends)	$62.2		$168.9

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges.

	THIRD QUARTER 2011
	Reported	Merger & Acquisition- Related Charges and Payments[4]	Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$155.9	72.8	$228.7
Less: capital and software expenditures	(58.4)	6.0	(52.4)

Free Cash Inflow (before dividends)	$97.5		$176.3

[2,3]

Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of merger and acquisition-related activities.

[4]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	YEAR TO DATE 2012
		Merger & Acquisition- Related Charges and Payments[1]
	Reported		Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$418.1	212.2	$630.3
Less: capital and software expenditures	(259.5)	92.0	(167.5)

Free Cash Inflow (before dividends)	$158.6		$462.8

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges, integration costs, as well as cost containment charges.

	YEAR TO DATE 2011
		Merger & Acquisition- Related Charges and Payments[4]
	Reported		Normalized[2]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$455.6	154.1	$609.7
Less: capital and software expenditures	(196.4)	36.7	(159.7)

Free Cash Inflow (before dividends)	$259.2		$450.0

[2,3]

Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the company’s cash flow performance aside from the material impact of merger and acquisition-related activities.

[4]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	THIRD QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT

Construction & DIY	$200.3	$17.2	$217.5
Security	120.2	10.2	130.4
Industrial	95.1	0.6	95.7

Segment Profit	415.6	28.0	443.6
Corporate Overhead	(61.8)	22.5	(39.3)

Total	$353.8	$50.5	$404.3

Segment Profit as a Percentage of Net Sales
Construction & DIY	14.6%		15.8%
Security	15.2%		16.5%
Industrial	15.3%		15.4%

Segment Profit	14.9%		15.9%
Corporate Overhead	(2.2%)		(1.4%)

Total	12.7%		14.5%

	THIRD QUARTER 2011
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT

Construction & DIY	$169.8	$6.7	$176.5
Security	107.3	11.1	118.4
Industrial	106.8	0.5	107.3

Segment Profit	383.9	18.3	402.2
Corporate Overhead	(55.3)	18.9	(36.4)

Total	$328.6	$37.2	$365.8

Segment Profit as a Percentage of Net Sales
Construction & DIY	12.7%		13.2%
Security	16.6%		18.2%
Industrial	16.8%		16.9%

Segment Profit	14.7%		15.3%
Corporate Overhead	(2.2%)		(1.3%)

Total	12.5%		14.0%

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[2]

The normalized 2012 and 2011 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the merger and acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING

NON-GAAP FINANCIAL MEASURES

(Unaudited, Millions of Dollars)

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT

Construction & DIY	$564.6	$31.0	$595.6
Security	319.2	34.7	353.9
Industrial	314.1	3.6	317.7

Segment Profit	1,197.9	69.3	1,267.2
Corporate Overhead	(184.7)	57.7	(127.0)

Total	$1,013.2	$127.0	$1,140.2

Segment Profit as a Percentage of Net Sales
Construction & DIY	14.1%		14.9%
Security	13.6%		15.1%
Industrial	16.4%		16.6%

Segment Profit	14.5%		15.4%
Corporate Overhead	(2.2%)		(1.5%)

Total	12.3%		13.8%

	YEAR TO DATE 2011
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[2]
SEGMENT PROFIT

Construction & DIY	$516.9	$13.3	$530.2
Security	283.8	17.7	301.5
Industrial	308.7	0.8	309.5

Segment Profit	1,109.4	31.8	1,141.2
Corporate Overhead	(172.4)	50.3	(122.1)

Total	$937.0	$82.1	$1,019.1

Segment Profit as a Percentage of Net Sales
Construction & DIY	13.2%		13.6%
Security	15.7%		16.6%
Industrial	16.6%		16.6%

Segment Profit	14.6%		15.0%
Corporate Overhead	(2.2%)		(1.6%)

Total	12.4%		13.4%

[1]

Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

[2]

The normalized 2012 and 2011 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the company’s segment profit results aside from the material impact of the merger and acquisition-related charges.